                                                                     EXHIBIT 4.2

                            FORM OF SERIES SUPPLEMENT

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                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                              [__________________],

                                     Trustee

                               SERIES SUPPLEMENT,

                        Dated as of [________], 200[__],

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                         dated as of [_____] 1, 200[__]

                       Mortgage Pass-Through Certificates

                               Series 200[__]-S[_]

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         Section 2.03          Representations, Warranties and Covenants of the Master Servicer and
                               the Company......................................................................20

         Section 2.04          Representations and Warranties of Sellers........................................23

         Section 2.05          Execution and Authentication of Certificates/ Issuance of
                               Certificates Evidencing Interests in REMIC I Certificates........................23

         Section 2.06          [Conveyance of Uncertificated REMIC I and REMIC II Regular

         Section 3.02          Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05          No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................27

         Section 3.06          Assumption or Termination of Subservicing Agreements by Trustee..................27

         Section 3.07          Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................27

         Section 3.08          Subservicing Accounts; Servicing Accounts........................................27

                                       i

                                   (continued)

                                                                                                              PAGE

         Section 3.09          Access to Certain Documentation and Information Regarding the
                               Mortgage Loans...................................................................28

         Section 3.10          Permitted Withdrawals from the Custodial Account.................................28

         Section 3.11          Maintenance of the Primary Insurance Policies; Collections
                               Thereunder. (See Section 3.11 of the Standard Terms).............................30

         Section 3.12          Maintenance of Fire Insurance and Omissions and Fidelity Coverage.
                               (See Section 3.12 of the Standard Terms).........................................30

         Section 3.13          Enforcement of Due on Sale Clauses; Assumption and Modification
                               Agreements; Certain Assignments. (See Section 3.13 of the Standard

         Section 4.04          Distribution of Reports to the Trustee and the Company; Advances by

                                       ii

                                   (continued)

         Section 5.02          Registration of Transfer and Exchange of Certificates. (See Section
                               5.02 of the Standard Terms)......................................................52

         Section 5.03          Mutilated, Destroyed, Lost or Stolen Certificates. (See Section 5.03

         Section 9.01          Optional Purchase by the Master Servicer of All Certificates;
                               Termination Upon Purchase by the Master Servicer or Liquidation of
                               All Mortgage Loans...............................................................53

         Section 9.02          Additional Termination Requirements. (See Section 9.02 of the
                               Standard Terms)..................................................................54

         Section 9.03          Termination of Multiple REMICs. (See Section 9.03 of the Standard
                               Terms)...........................................................................54

ARTICLE X             REMIC PROVISIONS..........................................................................54

         Section 10.01         REMIC Administration.............................................................54

         Section 10.02         Master Servicer; REMIC Administrator and Trustee Indemnification.................54

         Section 10.03         Designation of REMIC[s]..........................................................54

         Section 10.04         Distributions on the Uncertificated REMIC [I and REMIC II] Regular

                                      iii

                                   (continued)

         Section 13.01         Rights of the Certificate Insurer To Exercise Rights of Insured

                                       iv

                                    EXHIBITS

Exhibit One:           Mortgage Loan Schedule

Exhibit Two:           Schedule of Discount Fractions

Exhibit Three:         Information to be Included in
                       Monthly Distribution Date Statement

Exhibit Four:          Standard Terms of Pooling and Servicing
                       Agreement Dated as of [_________]

[Exhibit [___]:        Schedule of Planned Principal Balances]

[Exhibit [___]:        Schedule of Targeted Principal Balances]

                                       v

     This is a Series Supplement, dated as of [___________] 1, 200[__] (the
"Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement,
dated as of [___] 1, 200[_] and attached as Exhibit Four hereto (the "Standard
Terms" and, together with this Series Supplement, the "Pooling and Servicing
Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I,
INC., as the company (together with its permitted successors and assigns, the
"Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and
[__________________], as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

     The Company intends to sell Mortgage Pass-Through Certificates
(collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage
Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

     The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series
Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and
Servicing Agreement shall be dated as of the date of the Series Supplement.

     The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                  PASS-    AGGREGATE INITIAL                                             [STANDARD &
                 THROUGH      CERTIFICATE                               MATURITY        POOR'S/FITCH       MINIMUM
DESIGNATION       RATE     PRINCIPAL BALANCE      FEATURES(1)            DATE              IBCA]      DENOMINATIONS(2)
-----------       ----     -----------------      -----------            ----              -----      ----------------

Class [_]        [___]%      $[__________]          Senior         [_____] 25, 20[_]       AAA/AAA      $[__________]
Class [_]        [___]%      $[__________]          Senior         [_____] 25, 20[_]       AAA/AAA      $[__________]
Class [_]        [___]%      $[__________]          Senior         [_____] 25, 20[_]       AAA/AAA      $[__________]
Class [_]        [___]%      $[__________]          Senior         [_____] 25, 20[_]       AAA/AAA      $[__________]
Class [_]        [___]%      $[__________]          Senior         [_____] 25, 20[_]       AAA/AAA      $[__________]
Class [_]        [___]%      $[__________]          Senior         [_____] 25, 20[_]       AAA/AAA      $[__________]
Class [_]        [___]%      $[__________]     [Senior Support]    [_____] 25, 20[_]       AAA/AAA      $[__________]
Class [_]        [___]%      $[__________]        Prepayment       [_____] 25, 20[_]       AAA/AAA      $[__________]
                                                Lockout/Senior
Class A-P         0.00%      $[__________]         Principal       [_____] 25, 20[_]      AAAr/AAA      $[__________]
                                                  Only/Senior
Class A-V       Variable            $0.00          Variable        [_____] 25, 20[_]      AAAr/AAA     (4)
                Rate(3)                          Strip/Senior
Class R          [___]%           $100.00       Residual/Senior    [_____] 25, 20[_]       AAA/AAA     (5)
Class M-1        [___]%      $[__________]         Mezzanine       [_____] 25, 20[_]        AA/AA       $[__________]
Class M-2        [___]%      $[__________]         Mezzanine       [_____] 25, 20[_]         A/A        $[__________]
Class M-3        [___]%      $[__________]         Mezzanine       [_____] 25, 20[_]       BBB/BBB      $[__________]
Class B-1        [___]%      $[__________]        Subordinate      [_____] 25, 20[_]        BB/BB       $[__________]
Class B-2        [___]%      $[__________]        Subordinate      [_____] 25, 20[_]         B/B        $[__________]
Class B-3        [___]%      $[__________]        Subordinate      [_____] 25, 20[_]         N/A        $[__________]

     The Mortgage Loans have an aggregate principal balance as of the Cut-off
Date of $[__________].

     In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

------------------------
(1)  The Certificates, other than the Class B and Class R Certificates shall be
     Book-Entry Certificates. The Class Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2)  The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal
     Balance or Notional Amount, as applicable) and integral multiples of $1 (or
     $1,000 in the case of the Class B-1, Class B-2 and Class B-3 Certificates)
     in excess thereof, except that one Certificate of any of the [Class B-1,
     Class B-2 and Class B-3] Certificates that contain an uneven multiple of
     $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such
     Class or the sum of such denomination and an integral multiple of $1,000.
     [The retail Certificates shall be issuable in minimum dollar denominations of $1,000 and integral multiples of $1,000 in excess thereof].

(3)  The Initial Pass-Through Rate on the Class A-V Certificates is [____]%.

(4)  The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R
     Certificate will be issuable to Residential Funding as "tax matters person"
     pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     [Accretion Directed Certificates: Any one of the Class [___] Certificates.]

     [Accretion Termination Date: The earliest to occur of (i) the Distribution
Date after which the Certificate Principal Balance of any Accretion Directed
Certificates has been reduced to zero; (ii) the Distribution Date after which the Certificate Principal Balance of the Accrual Certificates has been reduced to zero; and (iii) the Credit Support Depletion Date.]

     [Accrual Certificates: Any one of the Class [___] Certificates.]

     [Accrual Distribution Amount: With respect to each Distribution Date prior to the Accretion Termination Date, an amount equal to the amount of Accrued
Certificate Interest on any Accrual Certificates for such date, to the extent added to the Certificate Principal Balance thereof pursuant to Section
[4.02(d)].]

     Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A)
$[______] over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

     (a) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the
Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater[est] of

          (i) [if S&P is a rating agency] the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans [or
     Pledged Asset Mortgage Loans]) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

          (ii) [if Fitch is a rating agency] the greater of (i) the product of
     (x) an amount equal to the largest difference in the related Monthly
     Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool
     (other than Additional Collateral Loans [or Pledged Asset Mortgage Loans])
     which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average
     (based on the principal balance of the Mortgage Loans as of the Relevant
     Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the
     Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary
     Residence Loans remaining in

     the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence ---- Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $100,000, and

          (iii) [if Moody's is a rating agency (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary
     is less than 10% of the Stated Principal Balance of the Mortgage Loans as
     of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary
     is equal to or greater than 10% of the Stated Principal Balance of the
     Mortgage Loans as of the Relevant Anniversary, the sum of (x) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value
     Ratio of greater than 80.00% but less than or equal to 90.00% (other than
     Additional Collateral Loans), times 0.25%, (y) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional
     Collateral Loans), times 0.50%, and (z) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than
     95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary,]

     over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

     The Bankruptcy Amount may be further reduced by the Master Servicer
(including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan,
the State of California, the State of Illinois or the City of St. Paul,
Minnesota (and such other state or states in which the Custodial Account or the
Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

     [CB Loan Group: The group of Mortgage Loans comprised of the Group CB
Loans.]

     Certificate: Any [Class A], [Class CB], [Class NB], Class A-P, Class A-V,
Class M, Class B or Class R Certificate.

     Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "[__________________], as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through
Certificates, Series 200[_]-S[_]" and which must be an Eligible Account.

     [Certificate Insurance Account: The account established pursuant to Section
[_______] hereof.]

     [Certificate Insurance Payment: Any payment made by the Certificate Insurer with respect to any Insured Certificates under the Certificate Policy.]

     [Certificate Insurance Premium: With respect to the Certificate Policy and any Distribution Date, an amount equal to one-twelfth (1/12) of [___]% of the
Certificate Principal Balance of the Insured Certificates.]

     [Certificate Insurer: [_____________], a stock insurance company organized and created under the laws of the State of [_____________], and any successors thereto, issuer of the Certificate Policy (No. [_________]).]

     [Certificate Insurer Default: The existence and continuance of a failure by the Certificate Insurer to make a payment required under the Certificate Policy in accordance with its terms.]

     [Certificate Policy: The financial guaranty insurance policy issued by the
Certificate Insurer for the benefit of the Holders of any Insured Certificates, including any endorsements thereto, attached hereto as Exhibit [___].]

     Class A Certificate: Any one of the [Class A-[__], Class A-[__],] Class A-P
or Class A-V Certificates, executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as
Exhibit A.

     [Class CB Certificate: Any one of the Class CB-[___] Certificates [or Class
CB-__ Certificates], executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as
Exhibit A, which Certificates relate to the Group CB Loans.]

     [Class CB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class CB Certificates [and Class R
Certificates] immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or
related REO Properties) (other than the related Discount Fraction of each
Discount Mortgage Loan) in the CB Loan Group immediately prior to such
Distribution Date.]

     [Class CB Principal Distribution Amount: As to any Distribution Date, the
lesser of (a) the balance of the Available Distribution Amount related to the CB
Loan Group remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i)(X), after the distribution of the portion of the amounts required to be distributed therefrom pursuant to Section
4.02(a)(i)([Z]), and after the distribution of the amount required to be distributed to the Class A-P Certificateholders pursuant to Section
4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section
4.02(d), and (b) the sum of the amounts required to be distributed therefrom to the Class CB Certificateholders [and Class R Certificateholders] on such
Distribution Date pursuant to and Section 4.02(a)(ii)([Y]) and ([Z]), and
Section 4.02(a)(xvii) [and (xviii)].]

     [Class NB Certificate: Any one of the Class NB-[___] Certificates [or Class
NB-[___] Certificates], executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as
Exhibit A, which Certificates relate to the Group NB Loans.]

     [Class NB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class NB Certificates [and Class R
Certificates] immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or
related REO Properties) (other than the related Discount Fraction of each
Discount Mortgage Loan) in the NB Loan Group immediately prior to such
Distribution Date.]

     [Class NB Principal Distribution Amount: As to any Distribution Date, the
lesser of (a) the balance of the Available Distribution Amount related to the NB
Loan Group remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i)([Y]), after the distribution of the portion of the amounts required to be distributed therefrom pursuant to Section
4.02(a)(i)([Z]), and after the distribution of the amount required to be distributed to the Class A-P Certificateholders pursuant to Section
4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section
4.02(d), and (b) the sum of the amounts required to be distributed therefrom to the Class NB Certificateholders [and Class R Certificateholders] on such
Distribution Date pursuant to and Section 4.02(a)(ii)([Y]) and ([Z]), and
Section 4.02(a)(xvii) [and (xviii)].]

     Class R Certificate: [Any one of the Class R-I Certificates and Class R-II
Certificates.] [Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
"residual interest" in the REMIC for purposes of the REMIC Provisions.]

     [Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC
Provisions.]

     [Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC
Provisions.]

     Closing Date: [_____________], 200[__].

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at [Address of Trustee], Attention: RFMSI 200[__]-S[_].

     [Cumulative Insurance Payments: As of any time of determination, the aggregate of all Certificate Insurance Payments previously made by the
Certificate Insurer under the Certificate

Policy minus the aggregate of all payments previously made to the Certificate
Insurer pursuant to [Sections 4.02(a)(xvi) and 4.02(e)] hereof as reimbursement for Certificate Insurance Payments.]

     Cut-off Date: [___________] 1, 200[__].

     Determination Date: With respect to any Distribution Date, the
[second/third] Business Day prior to each Distribution Date.

     Discount Net Mortgage Rate: [____]% per annum.

     Due Period: With respect to each Distribution Date and any Mortgage Loan, the calendar month of such Distribution Date.

     Eligible Account: An account that is any of the following: [(i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the
Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of [_______________], or
(iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the
Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then current rating or the rating assigned to such Certificates as of the Closing
Date by such Rating Agency)].

     Eligible Funds: On any Distribution Date, the portion, if any, of the
Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior Principal Distribution Amount (determined without regard to
Section [4.02(a)(ii)(Y)(D)] hereof), (iii) the Class A-P Principal Distribution
Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and
Class B-2 Certificates.

     [Floater Certificates: Class [___] Certificates].

     Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the [first] anniversary of the Cut-off Date an amount equal to [1.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud
Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) prior to the [second] anniversary of the
Cut-off Date, an

amount equal to 0.66% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud
Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 hereof since the Cut-off Date up to such date of determination and (Z) from the [third] to the fifth anniversary of the Cut-off
Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) [0.33]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 hereof since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the
Cut-off Date, the Fraud Loss Amount shall be zero.

     The Fraud Loss Amount may be further reduced by the Master Servicer
(including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     [Group CB Loans: The Mortgage Loans designated on the Mortgage Loan
Schedule as Group CB Loans, having original principal balances less than or equal to $[___________].]

     [Group NB Loans: The Mortgage Loans designated on the Mortgage Loan
Schedule as Group NB Loans, having original principal balances exceeding
$[_____________].]

     [Guaranteed Distribution: With respect to any Insured Certificates and any
Distribution Date, as defined in the Certificate Policy.]

     [Index: [____________].]

     [Indirect Depository Participant: An institution that is not a Depository
Participant but clears through or maintains a custodial relationship with
Participants and has access to the Depository's clearing system.]

     Initial Monthly Payment Fund: $[________], representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on _________ 200_, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. In accordance with the definition of "Trust
Fund." The Initial Monthly Payment Fund will not be part of any REMIC.

     Initial Notional Amount: With respect to the Class A-V Certificates or
Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date
Principal Balance of the Mortgage Loans corresponding to the Uncertificated
REMIC I Regular Interests Z represented by such Class or Subclass on such date
[; and, with respect to any Class [___] Certificate, $[_____________]].

     Initial Subordinate Class Percentage: With respect to each Class of
Subordinate Certificates, an amount which is equal to the initial aggregate
Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the
Cut-off Date as follows:

     Class M-1: [___] %        Class B-1: [___] %

     Class M-2: [___] %        Class B-2: [___] %

     Class M-3: [___] %        Class B-3: [___] %

     [Insured Certificates: Any one of the Class [___] Certificates.]

     [Insured Retail Certificate: An Insured Certificate that evidences $1,000 initial Certificate Principal Balance.]

     Interest Accrual Period: With respect to any Certificates and any
Distribution Date[, the calendar month preceding the month in which such
Distribution Date occurs].

     Interest Only Certificates: Any one of the Class A-V Certificates [or Class
[___] Certificates.] The Interest Only Certificates will have no Certificate
Principal Balance.

     [Inverse Floater Certificates: Class [___] Certificates].

     [LIBOR Rate Adjustment Date: [___________].]

     [Loan Group: Either or both of the CB Loan Group or the NB Loan Group.]

     [Lockout Percentage: For any Distribution Date occurring prior to the
Distribution Date in [_______] 200[_], 0%; for any Distribution Date occurring after [______] 200[_] but prior to [_______] 200[_], 30%; for any Distribution
Date occurring after [______] 200[_] but prior to [_______] 200[_], 40%; for any
Distribution Date occurring after [______] 200[_] but prior to [_______] 200[_],
60%; for any Distribution Date occurring after [______] 200[_] but prior to
[_______] 200[_], 80%; for any Distribution Date after [_______] 200_, 100%.]

     [Lockout Scheduled Percentage: for any Distribution Date occurring prior to the Distribution Date in [_________] 200[_] will be 0% and for any Distribution
Date thereafter, will be 100%.]

     Maturity Date: With respect to each Class of Certificates, [________] 25,
20[__], the Distribution Date in the month immediately following the latest scheduled maturity date of any Mortgage Loan].

     Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of
Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

     (b) the Mortgage Loan identifying number ("RFC LOAN #");

     (c) the maturity of the Mortgage Note ("MATURITY DATE");

     (d) the Mortgage Rate ("ORIG RATE");

     (e) the Subservicer pass-through rate ("CURR NET");

     (f) the Net Mortgage Rate ("NET MTG RT");

     (g) the Pool Strip Rate ("STRIP");

     (h) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

     (i) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

     (j) the Loan-to-Value Ratio at origination ("LTV");

     (k) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

     (l) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

     (m) a code "N" under the column "OCCP CODE," indicating that the Mortgage
Loan is secured by a non-owner occupied residence.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

     [NB Loan Group: The group of Mortgage Loans comprised of the Group NB
Loans.]

     Non-Discount Mortgage Loan: The mortgage loans other than the Discount
Mortgage Loans.

     Notional Amount: As of any Distribution Date, with respect to any Class A-V
Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the
Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date [and, as of any Distribution Date, with respect to any Class [___] Certificate, an amount equal to the Certificate Principal
Balance of the Class [___] Certificates immediately prior to such date].

     [PAC Certificates: Any Class [___] Certificate.]

     [PAC Distribution Amount: As of any Distribution Date, the amount required to reduce the Certificate Principal Balances of the PAC Certificates to their
Planned Principal Balances as of such Distribution Date.]

                                       10

     Pass-Through Rate: With respect to the [Class A] [Class CB] [Class NB]
Certificates [(other than the [Floater], [Inverse Floater], Class A-V and Class
A-P Certificates)], Class M Certificates, Class B Certificates and Class R
Certificates and any Distribution Date, the per annum rates set forth in the
Preliminary Statement hereto. [With respect to the Floater Certificates and the initial Interest Accrual Period, [____]% per annum, and as to any Interest
Accrual Period thereafter, a per annum rate equal to [Index] plus [___]%, subject to a maximum rate of [___]% per annum and a minimum rate of [___]% per annum.] [With respect to the Inverse Floater Certificates and the initial
Interest Accrual Period, [_______]% per annum, and as to any Interest Accrual
Period thereafter, a per annum rate equal to [______]% minus the product of
[_____] and [Index], subject to a maximum rate of [______]% per annum and a minimum rate of [0.000]% per annum.] With respect to the Class A-V Certificates
(other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all
Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the
Pass-Through Rate is equal to [____]% per annum. With respect to any Subclass of
Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage
Loans corresponding to the Uncertificated REMIC I Regular Interests Z
represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such
Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the
Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     [Planned Principal Balance: With respect to the PAC Certificates and each
Distribution Date, the amount set forth for such Certificates on such
Distribution Date on Exhibit [__] hereto.]

     Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the
Discount Net Mortgage Rate (but not less than 0.00%) per annum.

     Prepayment Assumption: [With respect to the Class [CB, Class A-P, Class
A-V, Class M and Class B] Certificates, the prepayment assumption of 300% of the prepayment speed assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes. [With respect to the Class [NB] Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and market discount and premium on such Certificates for federal income tax purposes, which assumes a constant rate of prepayment of mortgage loans of
6.0% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 1.272727% per annum in each succeeding month until the twelfth month, and a constant 20.0% per annum rate of prepayment thereafter for the life of the mortgage loans.] [The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an

                                       11

additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6.0% per annum rate of prepayment thereafter for the life of the mortgage loans.]

     Prepayment Distribution Percentage: With respect to any Distribution Date
[and the Available Distribution Amount for each Loan Group] and each Class of
Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

     (a) For any Distribution Date prior to the Distribution Date in [______]
200[__] [(unless the Certificate Principal Balances of the Senior Certificates
(other than the Class A-P Certificates)] [unless the Certificate Principal
Balances of the Class CB Certificates [and Class R Certificates] or Class NB
Certificates [and Class R Certificates], as applicable,] have been reduced to zero), 0%.

     (b) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding with a Certificate
Principal Balance greater than zero:

          (i) in the case of the Class of Subordinate Certificates then outstanding with the Highest Priority and each other Class of Subordinate
     Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal
     Balances immediately prior to such date of (1) the Class of Subordinate
     Certificates then outstanding with the Highest Priority and (2) all other
     Classes of Subordinate Certificates for which the respective Prepayment
     Distribution Triggers have been satisfied; and

          (ii) in the case of each other Class of Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

     (c) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series
Supplement (determined without regard to the proviso to the definition of
"Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an
amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution
Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other
Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the
Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment
Percentage"); and (d) for purposes of such Distribution Date, the Prepayment
Distribution Percentage of each Non-Maturing Class shall be equal to the sum of
(1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal

                                       12

Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     [Prepayment Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in [__________] 200[_], 0%; for any Distribution Date
occurring after [__________] 200[_] but prior to [__________] 200[_], 30%; for any Distribution Date occurring after [__________] 200[_] but prior to
[__________] 200[_], 40%; for any Distribution Date occurring after [__________]
200[_] but prior to [__________] 200[_], 60%; for any Distribution Date occurring after [__________] 200[_] but prior to [__________] 200[_], 80%; for any Distribution Date after [__________] 200[_], 100%.]

     [Principal Only Certificates: Any one of the Class A-P Certificates or
Class __ Certificates.]

     [Random Lot: With respect to any Distribution Date, the method by which the
Depository will determine which the [______] Certificates will be paid, using its established random lot procedures or, if the [______] Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.]

     Record Date: With respect to each Distribution Date and each Class of
Certificates, the close of business on the last business day of the month next preceding the month in which the related Distribution Date occurs.

     Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such
Uncertificated REMIC I Regular Interest in the definition of Uncertificated
REMIC I Regular Interest.

     [REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

     (a) the Mortgage Loans and the related Mortgage Files,

     (b) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the
Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional
Collateral Loan, but not including amounts on deposit in the Initial Monthly
Payment Fund,

     (c) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

     (d) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01 herein, and

     (e) all proceeds of clauses (a) through (d) above.]

     [REMIC I Certificates: The Class R-I Certificates.]

                                       13

     [REMIC II: The segregated pool of assets consisting of the Uncertificated
REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I
Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.]

     [REMIC II Certificates: Any Class of Certificates (other than the Class R-I
Certificates).]

     [Reserve Fund Deposit: [_____].]

     [Reserve Fund: Any one or more segregated trust accounts that are Eligible
Accounts, which shall be titled "Reserve Fund, [NAME OF TRUSTEE], as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc.,
Mortgage Pass-Through Certificates, Series 200[__]-S[_], Class [___]."]

     [Reserve Fund Withdrawal: As defined in Section 4.[__].]

     [Retail Certificates: Any of the Class [__] Certificates.]

     [Rounding Account: A segregated trust account that is an Eligible Account, which shall be titled "Rounding Account, [NAME OF TRUSTEE], as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage
Pass-Through Certificates, Series 200[__]-S[_], Class [__]."]

     [Rounding Amount: [______].]

     Senior Certificate: Any one of the [Class A], [Class CB, Class NB], Class
A-P, Class A-V or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

     Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Senior Certificates (other than the Class
A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the
Mortgage Loans (or related REO Properties) (other than the related Discount
Fraction of each Discount Mortgage Loan) immediately prior to such Distribution
Date.] [The Class CB Percentage or Class NB Percentage, as applicable.]

     Senior Principal Distribution Amount: [As to any Distribution Date, the
lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section
4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the
Credit Support Depletion Date, the amount required to be distributed to the
Class A-P Certificateholders pursuant to Section 4.02(c) of this Series
Supplement, and (b) the sum of the amounts required to be distributed to the
Senior Certificateholders on such Distribution Date pursuant to Section
4.02(a)(ii)(Y), (xvi) and (xvii) of this Series Supplement.] [The Class CB
Principal Distribution Amount or the Class NB Principal Distribution Amount, as
applicable.]

     [Senior Support Certificates: Any one of the Class [__] Certificates.]

                                       14

     Special Hazard Amount: As of any Distribution Date, an amount equal to
$[_________] minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off
Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of [1.00]% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) [if Fitch is a rating agency] the greater of (i) the product of [0.50]% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged
Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to [___]% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by
Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the
State of California.

     The Special Hazard Amount may be further reduced by the Master Servicer
(including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Subordinate Principal Distribution Amount: With respect to any Distribution
Date [and Loan Group] and each Class of Subordinate Certificates, (a) the sum of the following: (i) such Class's pro rata share, based on the Certificate
Principal Balance of each Class of Subordinate Certificates then outstanding, of the aggregate of the amounts calculated (without giving effect to the [related
Senior] Percentage[s]) for such Distribution Date [for the related Loan Group]
under clauses (1), (2) and (3) of Section [4.02(a)(ii)(Y)(A)] to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section
[4.02(a)(ii)(Y)(B)(b)] [for the related Loan Group] (without giving effect to the [related] Senior Accelerated Distribution Percentages) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the [related] Prepayment

                                       15

Distribution Percentage and (y) the aggregate of all Principal Prepayments in
Full received in the related Prepayment Period and Curtailments received in the preceding calendar month [for the related Loan Group] (other than the [related]
Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior
Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount [for the related
Loan Group] for such Distribution Date; and (v) any amounts described in clauses
(i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to
Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) [the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such
Distribution Date and (ii) and (ii) the Capitalization Reimbursement Amount for
such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such
Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;]
[provided, however, that the Subordinate Principal Distribution Amount for any
Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of
Certificates immediately prior to such date.]

     [Super Senior Certificates: Any one of the Class [__] Certificates.]

     [Super Senior Principal Distribution Amount: As of any Distribution Date on
or after the Credit Support Depletion Date the product of (a) the then-applicable Super Senior Percentage and (b) the sum of the amounts set forth in Section [4.02(a)(ii)(Y)(A), (B), (C), (D) and (E)].

     [Super Senior Percentage: As of any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of the Super Senior Certificates immediately prior to such
Distribution Date and the denominator of which is the aggregate Certificate
Principal Balance of all Senior Certificates (other than the Class A-P
Certificates) immediately prior to such Distribution Date.]

     [TAC Certificates: Any Class [___] Certificate.]

     [TAC Distribution Amount: As of any Distribution Date, the amount required to reduce the Certificate Principal Balances of the TAC Certificates to their
Targeted Principal Balances as of such Distribution Date.]

     [Targeted Principal Balances: With respect to the TAC Certificates and each
Distribution Date, the amount set forth for such Certificates on such
Distribution Date on Exhibit [__] hereto.] Trust Fund: The segregated pool of assets consisting of:

     (i)       the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

                                       16

     (ii)      all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the
               Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund but not including amounts on deposit in the Initial Monthly Payment Fund,

     (iii)     property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

     (vi)      the hazard insurance policies and Primary Insurance Policies, if any,

     (vii)     the Initial Monthly Payment Fund, and

     (viii)    all proceeds of clauses (i) through (vii) above.

     Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each
Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through
Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such
Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I
Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related
Mortgage Loan on the principal balance of such Mortgage Loan reduced by such
Interest's pro rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

     Uncertificated Pass-Through Rate: With respect to each of the
Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each
Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II
Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

     Uncertificated Principal Balance: With respect to each Uncertificated REMIC
I Regular Interest, as defined in the definition of Uncertificated REMIC I
Regular Interests.

     Uncertificated REMIC I Regular Interests: [Insert all REMIC Regular
Interests in lower tier REMICS.] The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

     (a) The principal balance from time to time of each Uncertificated REMIC I
Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of (x)
the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in
Certificate Principal Balance deemed to have occurred in connection with
Realized Losses that were previously deemed allocated to the Uncertificated
Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to
Section 10.04(d), which equals the

                                       17

aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

     (b) The Uncertificated Pass-Through Rate for each Uncertificated REMIC I
Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

     (c) The Uncertificated REMIC I Distribution Amount for each REMIC I Regular
Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular
Interest on such Distribution Date pursuant to the provisions of Section
10.04(a).

    Uncertificated REMIC I          Related Classes of
       Regular Interest                Certificates               Pass-Through Rate        Initial Principal Balance
       ----------------                ------------               -----------------        -------------------------

              V                   Class [______________]               [____]%                    $[_______]
              W                   Class [______________]               [____]%                    $[_______]
              X                   Class [______________]               [____]%                    $[_______]
              Y                   Class [______________]               [____]%                    $[_______]

     Uncertificated REMIC I Regular Interests Z: The [___] uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to [___], each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip
Rate on the Stated Principal Balance of the related Mortgage Loan.

     Uncertificated REMIC I Regular Interests Z Distribution Amount: With
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such
Distribution Date pursuant to Section 10.04(a).

     Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated
REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I
Regular Interest Distribution Amount with respect thereto in the definition of
Uncertificated REMIC I Regular Interests. With respect to the Uncertificated
REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z
Distribution Amount.

     [Uncertificated REMIC II Regular Interests Z: Each of the [___]
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through [___] each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such
Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a) and (b).]

     [Uncertificated REMIC II Regular Interests Distribution Amount: With
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such
Distribution Date pursuant to Section 4.02(a).]

                                       18

     Underwriter: [_____________].

     Section 1.02 Use of Words and Phrases. "Herein," "hereby," "hereunder,"
"hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the
Pooling and Servicing Agreement as a whole. All references herein to Articles,
Sections or Subsections shall mean the corresponding Articles, Sections and
Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

     Section 1.03 [Determination of LIBOR. LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater
Certificates, if any, for any Interest Accrual Period (other than the initial
Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

     On each LIBOR Rate Adjustment Date, LIBOR shall be established by the
Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page
3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date.
"Telerate Screen Page 3750" means the display designated as page 3750 on the
Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master
Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate"
will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the
Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to, with respect to each of the Floater Certificates and Inverse Floater Certificates, the
Certificate Principal Balances of the Floater Certificates and Inverse Floater
Certificates, respectively, then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New
York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to, with respect to each of the Floater Certificates and Inverse Floater
Certificates, the Certificate Principal Balances of the Floater Certificates and
Inverse Floater Certificates, respectively, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution
Date.

     The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date
and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the
relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

                                       19

     Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date.
Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse
Floater Certificates for the current and the immediately preceding Interest
Accrual Period.]

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans.

     (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut off
Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut off Date). The Company, the Master Servicer and the Trustee
agree that it is not intended that any mortgage loan be included in the Trust that is (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership
Security Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004,
(iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory
Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home
Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of
January 1, 2005.

     (b) (See Section 2.01(b) - (h) of the Standard Terms)

     Section 2.02 Acceptance by Trustee. (See Section 2.02 of the Standard
Terms)

     Section 2.03 Representations, Warranties and Covenants of the Master
Servicer and the Company.

     (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

          (i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off
     Date;

          (ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                                       20

          (iii) The Mortgage Loans are fully-amortizing (subject to interest only periods, if applicable), fixed-rate mortgage loans with level Monthly
     Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

          (iv) To the best of the Company's knowledge, [except with respect to
     [___] Mortgage Loans representing approximately [___]% of the Mortgage
     Loans by aggregate Stated Principal Balance,] if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) [at least 35% of the Stated Principal Balance of the
     Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00%
     and 95.01%, (b)] at least 30% of the Stated Principal Balance of the
     Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00%
     and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the
     Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the
     Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

          (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each
     Rating Agency;

          (vi) No more than [___]% of the [Mortgage] [Group CB] Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by
     Mortgaged Properties located in any one zip code area in California and no more than [___]% of the Mortgage Loans by aggregate Stated Principal
     Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California[; and no more than [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the
     Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than [___]% of the [Mortgage] [Group
     CB] Loans by aggregate Stated Principal Balance as of the Cut-off Date are
     secured by Mortgaged Properties located in any one zip code area outside
     California];

          (vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance
     Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and seek reimbursement therefor from the Mortgagor;

          (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each
     Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                                       21

          (ix) Approximately [___]% of the [Mortgage] [Group CB] Loans by
     aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately [___]% of the
     [Mortgage] [Group CB] Loans by aggregate Stated Principal Balance as of the
     Cut-off Date were underwritten under a no-stated income program, and approximately [___]% of the [Mortgage] [Group CB] Loans by aggregate Stated
     Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program[; and approximately [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately
     [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately [___]% of the [Group NB] Loans by aggregate Stated Principal
     Balance as of the Cut-off Date were underwritten under a no income/no asset program];

          (x) Except with respect to approximately [___]% of the [Mortgage]
     [Group CB] Loans by aggregate Stated Principal Balance as of the Cut-off
     Date, [and approximately [___]% of the [Group NB] Loans by aggregate Stated
     Principal Balance as of the Cut-off Date,] the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the
     Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No
     Mortgagor is a corporation or a partnership;

          (xi) [None] of the Mortgage Loans are Buydown Mortgage Loans;

          (xii) Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section
     1.860G-2(a)(1);

          (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program
     Guide;

          (xiv) Except with respect to [___] of the Mortgage Loans is a
     Cooperative Loan;

          (xv) With respect to each Mortgage Loan originated under a
     "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a)
     the value of the related Mortgaged Property as of the date the Mortgage
     Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the
     Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

          (xvi) Interest on each Mortgage Loan is calculated on the basis of a
     360-day year consisting of twelve 30-day months;

                                       22

          (xvii) [None] of the Mortgage Loans contain in the related Mortgage
     File a Destroyed Mortgage Note;

          (xviii) [No more than [___]% of the [Mortgage] [Group CB] Loans [and
     [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;]

          (xix) [No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States)
     sovereign government;] and

          (xx) [None] of the Mortgage Loans are Additional Collateral Loans and
     [none] of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by any of the Company, the Master Servicer, the Trustee or
any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii)
purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such
Mortgage Loan if such substitution occurs within two years following the Closing
Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the
Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the
Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.04 Representations and Warranties of Sellers. (See Section 2.04
of the Standard Terms)

     Section 2.05 Execution and Authentication of Certificates/ Issuance of
Certificates Evidencing Interests in REMIC I Certificates. The Trustee
acknowledges the assignment to it of the Mortgage Loans and the delivery of the
Mortgage Files to it, or any Custodian on its behalf,

                                       23

subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the [Certificates in authorized denominations that evidence ownership of the entire Trust Fund.] [Class R-I
Certificates in authorized denominations which together with the Uncertificated
REMIC I Regular Interests, evidence ownership of REMIC I.]

     Section 2.06 [Conveyance of Uncertificated REMIC I and REMIC II Regular
Interests; Acceptance by the Trustee. The Company, as of the Closing Date, and
concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the
Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the
Holders of each Class of Certificates (other than the Class R-I Certificates).
The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates
(other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.]

     Section 2.07 [Issuance of Certificates Evidencing Interest in REMIC II. The
Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular
Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the
Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I
Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.]

     Section 2.08 Purposes and Powers of the Trust. (See Section 2.08 of the
Standard Terms).

     Section 2.09 Agreement Regarding Ability to Disclose.

     The Company, the Master Servicer and the Trustee hereby agree, notwithstanding any other express or implied agreement to the contrary, that any and all Persons, and any of their respective employees, representatives, and other agents may disclose, immediately upon commencement of discussions, to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. For purposes of this paragraph, the terms "tax treatment" and "tax structure" are defined under Treasury Regulation ss.
1.6011-4(c).

                                       24

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Master Servicer to Act as Servicer.

     (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and in the case of the Mortgage Loans being subserviced by Wells Fargo, if any, such procedures that comply with applicable federal, state and local law and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service loans of the same type as the Mortgage Loans in the jurisdiction in which the related Mortgaged Property is located, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the
Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of
MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section
3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master
Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within

                                       25

the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.
The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage
Loan, the Master Servicer shall, to the extent not inconsistent with this
Agreement, comply with the Program Guide as if it were the originator of such
Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the
Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     (b) (See Section 3.01(b) - (c) of the Standard Terms)

     Section 3.02 Subservicing Agreements Between Master Servicer and
Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

     (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with
Subservicers, for the servicing and administration of all or some of the
Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related
Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a
Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any
Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a
VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the
Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master
Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the
Subservicer have agreed; provided that, the Subservicing Agreement between the
Master Servicer and Wells Fargo, if any, will be upon such

                                       26

terms and conditions as are consistent with this Agreement and as the Master
Servicer and the Subservicer have agreed, which may not be consistent with the
Program Guide. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such
Subservicer will remain obligated under the related Subservicing Agreement. The
Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The
Program Guide and any other Subservicing Agreement entered into between the
Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

     (b) (See Section 3.02(b) of the Standard Terms)

     Section 3.03 Successor Subservicers. (See Section 3.03 of the Standard
Terms)

     Section 3.04 Liability of the Master Servicer. (See Section 3.04 of the
Standard Terms)

     Section 3.05 No Contractual Relationship Between Subservicer and Trustee or
Certificateholders. (See Section 3.05 of the Standard Terms)

     Section 3.06 Assumption or Termination of Subservicing Agreements by
Trustee. (See Section 3.06 of the Standard Terms)

     Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to
Custodial Account. (See Section 3.07 of the Standard Terms)

     Section 3.08 Subservicing Accounts; Servicing Accounts.

     (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the
Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each
Rating Agency. The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis, or with respect to the Mortgage Loans subserviced by Wells Fargo, if any, within two (2) Business Days of receipt, all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing
Fees and unreimbursed advances and expenses, to the extent permitted by the
Subservicing Agreement. If the Subservicing Account is not an Eligible Account,
the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master
Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all

                                       27

funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master
Servicer. The Subservicer will also be required, pursuant to the Subservicing
Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing
Fees on any Mortgage Loans for which payment was not received by the
Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the
Custodial Account.

     (b) (See Section 3.08(b) - (d) of the Standard Terms)

     Section 3.09 Access to Certain Documentation and Information Regarding the
Mortgage Loans. (See Section 3.09 of the Standard Terms)

     Section 3.10 Permitted Withdrawals from the Custodial Account.

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

          (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

          (ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds
     and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02,
     2.03, 2.04, 4.07 or 9.01) which represent (A) Late Collections of Monthly
     Payments for which any such advance was made in the case of Subservicer
     Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing
     Advances;

          (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master
     Servicer on account of interest on a Mortgage Loan as contemplated by
     Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the
     Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net
     Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified
     Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                                       28

          (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

          (v) to pay to itself as additional servicing compensation any
     Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such
     Principal Prepayment in Full is to be distributed to the
     Certificateholders;

          (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03,
     2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related
     Stated Principal Balance or Purchase Price is determined;

          (vii) to reimburse itself or the related Subservicer for any
     Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing
     Advance was added to the Stated Principal Balance of the Mortgage Loan in a
     prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

          (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13,
     3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the
     Company) pursuant to the related Seller's Agreement;

          (ix) to reimburse itself for Servicing Advances expended by it (a)
     pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above;

          (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07; and

          (xi) to reimburse or pay any Subservicer any such amounts as are due thereto under the applicable Subservicing Agreement and have not been retained by or paid to the Subservicer, to the extent provided in the related Subservicing Agreement.

     (b) (See Section 3.10(b) - (c) of the Standard Terms)

                                       29

     Section 3.11 Maintenance of the Primary Insurance Policies; Collections
Thereunder. (See Section 3.11 of the Standard Terms)

     Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity
Coverage. (See Section 3.12 of the Standard Terms)

     Section 3.13 Enforcement of Due on Sale Clauses; Assumption and
Modification Agreements; Certain Assignments. (See Section 3.13 of the Standard
Terms)

     Section 3.14 Realization Upon Defaulted Mortgage Loans.

     (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the
Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii)
agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the
Program Guide, as applicable; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more
Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds,
Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related
Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the
Master Servicer shall be entitled to reimbursement of such amounts pursuant to
Section 3.10.

     In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the
Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i)
the Master Servicer shall not

                                       30

proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii)
the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the
Mortgagor or the related guarantor in accordance with procedures that the Master
Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional
Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial
Account subject to withdrawal pursuant to Section 3.10.

     For so long as the Master Servicer is the Master Servicer under the Credit
Support Pledge Agreement and any of the Mortgage Loans are Pledged Asset Loans,
the Master Servicer shall perform its obligations under the Credit Support
Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the
Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged
Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets)
shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

     Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the
Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or
"REO Disposition," as applicable, upon receipt by the Trustee of written

                                       31

notification of such deposit signed by a Servicing Officer, the Trustee or any
Custodian, as the case may be, shall release to the Master Servicer the related
Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any
Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b) (See Section 3.14(b) - (c) of the Standard Terms)

     (c) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii) and, in the case of
Wells Fargo as a Subservicer, if applicable, to reimburse such Subservicer for any Subservicing Fees payable therefrom; second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related
REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage
Rate in the case of a Modified Mortgage Loan), to the Due Date in the related
Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the
Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the
Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

     (d) (See Section 3.14(e) of the Standard Terms)

     Section 3.15 Trustee to Cooperate; Release of Mortgage Files. (See Section
3.15 of the Standard Terms)

     Section 3.16 Servicing and Other Compensation; Compensating Interest. (See
Section 3.16 of the Standard Terms)

     Section 3.17 Reports to the Trustee and the Company. (See Section 3.17 of
the Standard Terms)

                                       32

     Section 3.18 Annual Statement as to Compliance. (See Section 3.18 of the
Standard Terms)

     Section 3.19 Annual Independent Public Accountants' Servicing Report. (See
Section 3.19 of the Standard Terms)

     Section 3.20 Rights of the Company in Respect of the Master Servicer. (See
Section 3.20 of the Standard Terms)

     Section 3.21 Administration of Buydown Funds. (See Section 3.21 of the
Standard Terms)

     Section 3.22 Advance Facility. (See Section 3.22 of the Standard Terms)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01 Certificate Account. (See Section 4.01 of the Standard Terms)

     Section 4.02 Distributions. (a) On each Distribution Date (x) the Master
Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the
Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)([iii][iv]) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section
4.02(a)([iii][iv]) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying
Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such
Certificateholder's share (which share (A) with respect to each Class of
Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c)[ and (d)][, (d) and (f)] below), in each case to the extent of the [related or specified] Available Distribution Amount remaining in the case of clauses (i) [and (ii)][through (iii), and to the extent of the Available Distribution Amount for each Loan Group remaining in the case of clauses (iv) through (xviii)]:

          (i) [to the Senior Certificates (other than the Class A-P
     Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date,
     Accrued Certificate Interest on such Classes of Certificates (or
     Subclasses, if any, with respect to the Class A-V Certificates) for such
     Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);]

                                       33

               (A) [from the Available Distribution Amount related to the CB
          Loan Group, to the Class CB Certificateholders and Class R
          Certificateholders, on a pro rata basis based on Accrued Certificate
          Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

               (B) from the Available Distribution Amount related to the NB Loan
          Group, to the Class NB Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any
          Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (C) from the Available Distribution Amount derived from the related Loan Group, on a parity with the distributions in Sections
          4.02(a)(i)(X) and 4.02(a)(i)(Y), as applicable, to the Class A-V
          Certificates in proportion to the respective amounts of Accrued
          Certificate Interest thereon derived from each Loan Group, Accrued
          Certificate Interest on the Class A-V Certificates with respect to such Distribution Date and derived from the related Loan Group, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date with respect to such Loan Group except as provided in the last paragraph of this Section 4.02(a);] and

          (ii) (A) to the Class A-P Certificates, [from the Available
     Distribution Amount for each Loan Group in proportion to the respective amounts of the Class A-P Principal Distribution Amount derived from each
     Loan Group,] the Class A-P Principal Distribution Amount; and

               (B) to the Senior Certificates (other than the Class A-P
          Certificates), in the priorities and amounts set forth in Section
          4.02(b), (c)[ and (e)][, (d) and (f)], the sum of the following
          (applied to reduce the Certificate Principal Balances of such Senior
          Certificates, as applicable):

                    (1) the [related] Senior Percentage for such Distribution
               Date times the sum of the following:

                         (a) the principal portion of each Monthly Payment due
                    during the related Due Period on each Outstanding Mortgage
                    Loan [in the related Loan Group] (other than the related
                    Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not
                    received on or prior to the related Determination Date,
                    minus the principal portion of any Debt Service Reduction
                    (other than the related Discount Fraction of the principal portion of such Debt

                                       34

                    Service Reductions with respect to each Discount Mortgage
                    Loan) which together with other Bankruptcy Losses exceeds
                    the Bankruptcy Amount;

                         (b) the Stated Principal Balance of any Mortgage Loan
                    [in the related Loan Group] repurchased during the preceding calendar month (or deemed to have been so repurchased in
                    accordance with Section 3.07(b) of the Standard Terms)
                    pursuant to Section 2.02, 2.03, 2.04 or 4.07 of the Standard
                    Terms and Section 2.03 of the Standard Terms and this Series
                    Supplement, and the amount of any shortfall deposited in the
                    Custodial Account in connection with the substitution of a
                    Deleted Mortgage Loan [in such Loan Group] pursuant to
                    Section 2.04 of the Standard Terms or Section 2.03 of the
                    Standard Terms and this Series Supplement, during the
                    preceding calendar month (other than the related Discount
                    Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                         (c) the principal portion of all other unscheduled
                    collections [with respect to the related Loan Group] (other than Principal Prepayments in Full and Curtailments and
                    amounts received in connection with a Cash Liquidation or
                    REO Disposition of a Mortgage Loan described in Section
                    4.02(a)(ii)(Y)(B) of this Series Supplement, including,
                    without limitation, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the
                    Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan
                    pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of
                    such unscheduled collections, with respect to each Discount
                    Mortgage Loan);

                    (2) with respect to each Mortgage Loan [in the related Loan
               Group] for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special
               Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or
               Extraordinary Losses, an amount equal to the lesser of (a) the
               [related] Senior Percentage for such Distribution Date times the
               Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the [related]
               Senior Accelerated Distribution Percentage for such Distribution
               Date times the related unscheduled collections (including, without limitation, Insurance Proceeds, Liquidation Proceeds and
               REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
               Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a
               Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this
               Series Supplement);

                                       35

                    (3) the [related] Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal
               Prepayments in Full [with respect to the related Loan Group]
               received in the related Prepayment Period and Curtailments [with respect to the related Loan Group] received in the preceding calendar month (other than the related Discount Fraction of such
               Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                    (4) any [portion of the] Excess Subordinate Principal Amount for such Distribution Date [allocated to the related Loan Group];
               [and]

                    (5) any amounts described in subsection (ii)(Y), clauses
               (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (vii)
               to the extent that such amounts are not attributable to Realized
               Losses which have been allocated to the Subordinate Certificates;
               [and]

               (C) the Capitalization Reimbursement Amount for such Distribution
          Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution
          Amount, without giving effect to this clause (C), and the denominator of which is the sum of the principal distribution amounts for all
          Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement
          Amount;

               (D) [to the Holders of the Class CB or Class NB Certificates, as
          applicable, amounts required to be distributed pursuant to Section
          4.02(c);

          (iii) [if the aggregate Certificate Principal Balance of the Class CB
     Certificates and Class R Certificates or Class NB Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the
     related Loan Group (other than the related Discount Fraction of each
     Discount Mortgage Loan in the related Loan Group) and the Class M
     Certificates or Class B Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, to the Holders of such Class or Classes of Class CB and Class R or Class NB
     Certificates, as applicable, an amount equal to one month's interest at a rate equal to the Discount Net Mortgage Rate on the amount of the difference between the aggregate Certificate Principal Balance of such
     Class or Classes of Class CB Certificates and Class R Certificates or Class
     NB Certificates, as the case may be, and the aggregate Stated Principal
     Balance of its related Loan Group, from the Available Distribution Amount for the other Loan Group with respect to which the aggregate Stated
     Principal Balance of the Mortgage Loans in that Loan Group are not less than the aggregate Certificate Principal Balance of the related Classes of
     Senior Certificates, applied first to pay Accrued Certificate Interest on such Class or Classes of Class CB Certificates and Class R Certificates on
     a pro rata basis or Class NB Certificates on a pro rata basis to the extent not paid on such Distribution Date pursuant to Section 4.02(a)(i), and then to pay principal on such Class or Classes of Class

                                       36

     CB Certificates and Class R Certificates or Class NB Certificates in
     accordance with the priorities set forth in Section 4.02(b), until the
     Certificate Principal Balance of such Class CB Certificates and Class R
     Certificates or Class NB Certificates is equal to the aggregate Stated
     Principal Balance of the Mortgage Loans in the related Loan Group;]

          (iv) if the Certificate Principal Balances of the Subordinate
     Certificates have not been reduced to zero, to the Master Servicer or a
     Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or
     REO Disposition of such Mortgage Loan or REO Property, minus any such
     Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess
     Bankruptcy Losses or Extraordinary Losses;

          (v) to the Holders of the Class M-1 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date, plus any Accrued
     Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below;

          (vi) to the Holders of the Class M-1 Certificates, an amount equal to
     (x) the Subordinate Principal Distribution Amount for such Class of
     Certificates [for each Loan Group] for such Distribution Date, minus (y)
     the amount of any Class A-P Collection Shortfalls for such Distribution
     Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(vii),
     (ix), (xi), (xiii), (xiv) and (xv)][(viii), (x), (xii), (xiv), (xv) and
     (xvi)] of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1
     Certificates;

          (vii) to the Holders of the Class M-2 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date, plus any Accrued
     Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below;

          (viii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of
     Certificates [for each Loan Group] for such Distribution Date, minus (y)
     the amount of any Class A-P Collection Shortfalls for such Distribution
     Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(ix),
     (xi), (xiii), (xiv) and (xv)][(x), (xii), (xiv), (xv) and (xvi)] are
     insufficient therefor, applied in reduction of the Certificate Principal
     Balance of the Class M-2 Certificates;

          (ix) to the Holders of the Class M-3 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date, plus any Accrued
     Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below;

          (x) to the Holders of the Class M-3 Certificates, an amount equal to
     (x) the Subordinate Principal Distribution Amount for such Class of
     Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution

                                       37

     Dates, to the extent the amounts available pursuant to clause (x) of
     Sections 4.02(a)[(xi), (xiii), (xiv) and (xv)][(xii), (xiv), (xv) and
     (xvi)] are insufficient therefor, applied in reduction of the Certificate
     Principal Balance of the Class M-3 Certificates;

          (xi) to the Holders of the Class B-1 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date, plus any Accrued
     Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below;

          (xii) to the Holders of the Class B-1 Certificates, an amount equal to
     (x) the Subordinate Principal Distribution Amount for such Class of
     Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(xiii), (xiv)
     and (xv)][(xiv), (xv) and (xvi)] are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1
     Certificates;

          (xiii) to the Holders of the Class B-2 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date, plus any Accrued
     Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below;

          (xiv) to the Holders of the Class B-2 Certificates, an amount equal to
     (x) the Subordinate Principal Distribution Amount for such Class of
     Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(xiv) and
     (xv)][(xv) and (xvi)] are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

          (xv) to the Holders of the Class B-3 Certificates, an amount equal to
     (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)[(xv)][(xvi)]
     are insufficient therefor;

          (xvi) to the Holders of the Class B-3 Certificates, an amount equal to
     (x) the Subordinate Principal Distribution Amount for such Class of
     Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

          (xvii) to the Senior Certificates, in the priority set forth in
     Section 4.02(b) of this Series Supplement, the portion, if any, of the
     Available Distribution [Amount][Amounts for each Loan Group] remaining after the foregoing distributions, applied to reduce the Certificate
     Principal Balances of such Senior Certificates, but in no event more than the

                                       38

     aggregate of the outstanding Certificate Principal Balances of each such
     Class of Senior Certificates, and thereafter, to each Class of Subordinate
     Certificates then outstanding beginning with such Class with the Highest
     Priority, any portion of the Available Distribution [Amount][Amounts for each Loan Group] remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of
     Subordinate Certificates, but in no event more than the outstanding
     Certificate Principal Balance of each such Class of Subordinate
     Certificates; and

          (xviii) to the Class [R][R-I] Certificates, the balance, if any, of the Available Distribution [Amount][Amounts for each Loan Group].

     Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued
Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with the Servicing Modification, or (2) such unpaid
Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a
Nonrecoverable Advance with respect to the related Mortgage Loan where such
Mortgage Loan has not yet been the subject of a Cash Liquidation or REO
Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO
Proceeds have not yet been distributed to the Certificateholders.

     (b) Distributions of principal on the Senior Certificates on each
Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

          (i) first, to the Class A-P Certificates, until the Certificate
     Principal Balance thereof is reduced to zero, an amount (the "Class A-P
     Principal Distribution Amount") equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related
          Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a
          Discount Mortgage Loan described in clause (C) below), including
          Principal Prepayments in Full, Curtailments Subsequent Recoveries and
          repurchases (including deemed repurchases under Section 3.07(b) of the
          Standard Terms) of Discount Mortgage Loans (or, in the

                                       39

          case of a substitution of a Deleted Mortgage Loan, the Discount
          Fraction of the amount of any shortfall deposited in the Custodial
          Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special
          Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or
          Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such
          Discount Mortgage Loan immediately prior to such Distribution Date and
          (2) the aggregate amount of the collections on such Discount Mortgage
          Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous
          Distribution Date (calculated pursuant to clauses (A) through (C)
          above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such
          Distribution Date and the amount of any Class A-P Collection
          Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

          (ii) [Senior Certificates' paydown rules]

     (c) [Prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of the Class CB Certificates
and Class R Certificates or Class NB Certificates to zero, the remaining Class
CB Certificates and Class R Certificates or Class NB Certificates, as
applicable, will be entitled to receive, in addition to any Mortgagor prepayments related to such Certificates' respective Loan Group, 100% of the
Mortgagor prepayments on the Mortgage Loans in the other Loan Group, whose related Classes of Senior Certificates are no longer outstanding, to be allocated on a pro rata basis in accordance with their respective aggregate
Certificate Principal Balances between the remaining Class CB Certificates and
Residual Certificates as a group and Class NB Certificates as a group, and among the remaining Class NB Certificates in accordance with the priorities set forth in clause (b) above, and in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the weighted average of the
Subordinate Percentages for both Loan Groups, weighted on the basis of the
Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for both Loan Groups (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding
Certificate Principal Balance of the Subordinate Certificates, is less than 50%.
In addition, on any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Class CB
Certificates and Class R Certificates or Class NB Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such Distribution Date, 100% of the Mortgagor prepayments allocable to the Subordinate Certificates on the Mortgage Loans in the other Loan Group will be distributed to such class or classes of Class CB Certificates and Class

                                       40

R Certificates or Class NB Certificates, as applicable, and in reduction of the
Certificate Principal Balances thereof, until the aggregate Certificate
Principal Balance of such Class or Classes of Certificates equals the aggregate
Stated Principal Balance of the Mortgage Loans in the related Loan Group. If the aggregate Certificate Principal Balance of the related Class or Classes of
Senior Certificates of more than one Loan Group is greater than the aggregate
Stated Principal Balance of the Mortgage Loans in the related Loan Group, then the amount described in the sentence above will be allocated on a pro rata basis among such Class CB, Class R-I, and Class R-II Certificates as a group or Class
NB Certificates as a group, and among the classes of any such group, as applicable, in accordance with the priorities set forth in clause (b) above.]

     (d) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P
Certificates) will be disregarded, and (i) [an amount equal to the Discount
Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans minus the Discount Fraction of the portion of the Capitalization Reimbursement Amount for such Distribution Date will be distributed to the Class A-P Certificates,
(ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.][the remaining Class CB Principal Distribution Amount will be distributed to the Class CB Certificates and Class R Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal
Balances, (ii) the remaining Class NB Principal Distribution Amount will be distributed to the Class NB Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein, and
(iv) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, from the Available Distribution Amount for each Loan Group in proportion to the respective amounts of the Class A-P Principal Distribution Amount derived from each Loan Group.]

     (e) After the reduction of the Certificate Principal Balances of the Senior
Certificates (other than the Class A-P Certificates) to zero but prior to the
Credit Support Depletion Date, the Senior Certificates (other than the Class A-P
Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount [for each Loan Group] will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M
Certificates and Class B Certificates, in each case as described herein.

     (f) In addition to the foregoing distributions, with respect to any
Subsequent Recoveries, the Master Servicer shall deposit such funds into the
Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the
Certificate Principal Balance of the Class of Subordinate Certificates with the
Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses,
Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to

                                       41

Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining
Subsequent Recoveries will in turn be applied to increase the Certificate
Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of
Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the
Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

     (g) In addition to the foregoing distributions, with respect to any
Mortgage Loan that was previously the subject of a Cash Liquidation or an REO
Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the
Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the
Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record
Date immediately preceding the date of such distribution (or if such Class of
Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a
Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related
Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the
Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any
Class shall be distributed by the Master Servicer to the Certificateholders of
record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V
Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass
thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the
Trust Fund, and shall constitute

                                       42

subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its
Depository Participants in accordance with its normal procedures. Each
Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate
Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Series Supplement or applicable law.

     (i) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on a future Distribution Date, the Master Servicer shall, no later than 60 days prior to such final distribution, notify the Trustee and the
Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, mail to each
Holder of such Class of Certificates a notice to the effect that: (i) the
Trustee anticipates that the final distribution with respect to such Class of
Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that
Certificateholders required to surrender their Certificates pursuant to Section
9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     (j) [Notwithstanding the priorities relating to distributions of principal among the Insured Certificates described above, on any Distribution Date, distributions in respect of principal on the Insured Certificates will be allocated among the Holders of the Insured Certificates as set forth in Section
4.11. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates
(including, for purposes of this paragraph, the portion of any Certificate
Insurance Payment allocable to principal) the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are
made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate
Principal Balance of the Insured Certificates. On each succeeding Distribution
Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured
Certificates will be applied to repay the Rounding Amount withdrawn from the
Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and

                                       43

such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the
Insured Certificates. Any funds remaining in the Rounding Account after the
Certificate Principal Balance of the Insured Certificates is reduced to zero shall be distributed to the Class R Certificateholders.]

     Section 4.03 Statements to Certificateholders. (See Section 4.03 of the
Standard Terms and Exhibit Three attached hereto)

     Section 4.04 Distribution of Reports to the Trustee and the Company;
Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

     Section 4.05 Allocation of Realized Losses. Prior to each Distribution
Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt
Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an
Officers' Certificate. All Realized Losses, other than Excess Special Hazard
Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses,
shall be allocated as follows: first, to the Class B-3 Certificates until the
Certificate Principal Balance thereof has been reduced to zero; second, to the
Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate
Principal Balance thereof has been reduced to zero; fourth, to the Class M-3
Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the
Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the
Discount Mortgage Loans and the entire amount of such Realized Losses on
Non-Discount Mortgage Loans will be allocated among all the [Senior Certificates
(other than the Class A-V Certificates and Class A-P Certificates) in the case of the principal portion of such loss on a pro rata basis and among all of the
Senior Certificates (other than the Class A-P Certificates)] [Class CB
Certificates [and Class R Certificates] (in the case of a Group CB Loan) or among the Class NB Certificates [and Class R Certificates] (in the case of a
Group NB Loan), and the Class A-V Certificates (in the case of the interest portion of a Realized Loss on a Mortgage Loan in either Loan Group)] on a pro rata basis, as described below. The principal portion of any Excess Special
Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary
Losses on the Discount Mortgage Loans will be allocated to the Class A-P
Certificates in an amount equal to the Discount Fraction thereof [and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and
Subordinate Certificates, on a pro rata basis, as described below[, provided, however, that Realized Losses otherwise allocable to the Super Senior
Certificates will be allocated to the Senior Support Certificates until the
Certificate Principal Balance of the Senior Support Certificates is reduced to zero].] [in the case of a Discount Mortgage Loan. The Class CB Percentage or
Class NB Percentage (as applicable) of the remainder of such losses will be

                                       44

allocated among the Class CB Certificates and Class A-V Certificates (in the
case of a Class CB Loan) or the Class NB, Class R and Class A-V Certificates (in
the case of a Class NB Loan) on a pro rata basis, as described below; and the remainder of such Realized Losses will be allocated among the Subordinate
Certificates, on a pro rata basis, as described below.] The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses
and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

     On any Distribution Date, Realized Losses will be allocated as set forth herein after distributions of principal on the Certificates as set forth herein.

     As used herein, an allocation of a Realized Loss on a "pro rata basis"
among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of
Certificates on the basis of their then outstanding Certificate Principal
Balances [derived from the related Loan Group] prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable [from the related Loan Group] in respect of such Distribution Date [and derived from the related Loan Group] (without regard to any Compensating
Interest for such Distribution Date) in the case of an interest portion of a
Realized Loss[; provided that in determining the Certificate Principal Balance of the Accrual Certificates for the purpose of allocating any portion of a
Realized Loss thereto, the Certificate Principal Balance of the Accrual
Certificates shall be deemed to be equal to the lesser of (a) the original
Certificate Principal Balance of such Certificate and (b) the Certificate
Principal Balance of such Certificate prior to giving effect distributions made on such Distribution Date]. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service
Reductions) to a Class of Certificates shall be made by reducing the Certificate
Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the
Certificates below the aggregate Stated Principal Balance of the Mortgage Loans.
Any allocation of the principal portion of Realized Losses (other than Debt
Service Reductions) to the Subordinate Certificates then outstanding with the
Lowest Priority shall be made by operation of the definition of "Certificate
Principal Balance" and by operation of the provisions of Section 4.02(a).
Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing
Modification shall be made by operation of the provisions of Section 4.02(a).
Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such
Subclasses in proportion to the respective amounts of Accrued Certificate
Interest payable on such Distribution Date that would have resulted absent such reductions.

                                       45

     Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.
(See Section 4.06 of the Standard Terms)

     Section 4.07 Optional Purchase of Defaulted Mortgage Loans.

     (a) With respect to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage
Loan from the Trustee at the Purchase Price therefor; provided, that such
Mortgage Loan that becomes 90 days or more delinquent during any given Calendar
Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

     (b) If at any time the Master Servicer makes a payment to the Certificate
Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the written direction of the
Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto

     If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master
Servicer shall so notify the Trustee in writing.

     Section 4.08 Surety Bond. (See Section 4.08 of the Standard Terms)

     Section 4.09 [Reserve Fund. No later than the Closing Date, the Trustee will establish and maintain the Reserve Fund. On the Closing Date the
Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Reserve Fund, cash in an amount equal to the Reserve Fund Deposit.

     The Master Servicer shall direct the Trustee in writing on each
Distribution Date to withdraw amounts on deposit in the Reserve Fund for deposit into the Certificate Account, and to pay to the holders of any Insured
Certificates pursuant to Section [4.02(a)(i)], the amount of Prepayment Interest
Shortfalls otherwise allocable to any Insured Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the
Master Servicer pursuant to Section 3.16(e) hereof), and to the extent of funds on deposit in the Reserve Fund (the amount of such withdrawal for any
Distribution Date, the "Reserve Fund Withdrawal").

                                       46

     For federal income tax purposes, the Underwriter shall be the owner of the
Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Reserve
Fund shall not be an asset of any REMIC. The Reserve Fund shall be invested in
Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Reserve Fund shall be deposited in the Reserve Fund for the sole use and exclusive benefit of the
Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Reserve Fund on the Distribution Date on which the Certificate
Principal Balance of any Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Reserve
Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury
Regulations. The Reserve Fund may not be owned by more than one Person and (3)
for all federal tax purposes, any amounts transferred by any REMIC to the
Reserve Fund will be treated as amounts distributed by any REMIC to the
Underwriter.]

     Section 4.10 [Rounding Account. No later than the Closing Date, the Trustee will establish and maintain the Rounding Account. On the Closing Date, the
Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

     The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of any Insured
Certificates pursuant to [Section 4.02(h)] the Rounding Amount. In addition, the
Trustee on each Distribution Date shall, based upon information provided by the
Master Servicer for the related Distribution Date, withdraw funds from the
Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section [4.02(h)].]

     Section 4.11 [Principal Distributions on the Insured Certificates.
Distributions in reduction of the Certificate Principal Balance of any Insured
Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Beneficial Owners of Insured Certificates or by
mandatory distributions by Random Lot or on a pro rata basis as described below.

     All requests for distributions in reduction of the Certificate Principal
Balance of any Insured Certificates will be accepted in accordance with the provisions set forth in Section 4.11(a). All requests for distributions in reduction of the Certificate Principal Balance of any Insured Certificates with respect to any Distribution Date must be received by the Depository and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are received by the
Depository and forwarded to the Trustee after the related Record Date, and requests for distributions forwarded to the Trustee prior to the related Record
Date and not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of
Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.11(a).

                                       47

Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate
Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such
Distribution Date of notification of such withdrawal in the manner set forth in
Section 4.11(a) using a form required by the Depository.

     Distributions in reduction of the Certificate Principal Balance of any
Insured Certificates on any Distribution Date will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to
Section 4.02(b), minus any amounts deposited in the Rounding Account plus any amounts available for distribution from such Rounding Account, provided that the aggregate distribution in reduction of the Certificate Principal Balance of any
Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

     To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of any Insured Certificates on any Distribution Date exceeds the aggregate
Certificate Principal Balance of Insured Certificates with respect to which distribution requests, as set forth above, have been received (minus any amounts deposited in the Rounding Account plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate
Principal Balance of any Insured Certificates will be made by mandatory distribution pursuant to Section 4.11(b).

          (a) Requests for distributions in reduction of the Certificate
     Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect
     Depository Participant that maintains the account evidencing such
     Certificate Owner's interest in Insured Certificates. The Depository
     Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository
     Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository
     Participant. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The
     Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Master Servicer, the Trustee or
     Certificate Insurer shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a
     Depository Participant or any Indirect Depository Participant.

          The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the
     Certificate Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests. The Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each
     Distribution Date at least three Business Days prior to such Distribution
     Date based on the report received by the

                                       48

     Trustee pursuant to Section 4.04 and shall notify the Depository as to the amount of the Senior Principal Distribution Amount to be distributed to any
     Insured Certificates by Random Lot pursuant to Section 4.11(b). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.11.
     The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

          Insured Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such
     Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from the Certificate Insurer or otherwise with respect to interest on such
     Certificates after such last day of the month.

          Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the
     Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository
     Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, on a form required by the
     Depository, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the
     Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal
     Balance of any Insured Certificates on such Distribution Date.

          In the event any requests for distributions in reduction of the
     Certificate Principal Balance of any Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section
     4.11, the Trustee shall return such request to the appropriate Depository
     Participant with a copy to the Depository with an explanation as to the reason for such rejection.

          (b) To the extent, if any, that distributions in reduction of the
     Certificate Principal Balance of any Insured Certificates on a Distribution
     Date exceed the outstanding Certificate Principal Balance of Insured
     Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.11(a) above, the additional distributions in reduction of the Certificate Principal Balance of any Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Insured Retail
     Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository
     Participants and the Indirect Depository Participants representing the
     Certificate Owners; provided, however, that, if after the distribution in reduction of the Certificate Principal Balance of any Insured Certificates
     on the next succeeding Distribution Date on which mandatory distributions are to be made, the

                                       49

     Certificate Principal Balance of any Insured Certificates would not be reduced to zero, the Insured Retail Certificates to which such distributions will be applied shall be selected by the Depository from those Insured Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date.
     The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of any Insured Certificates to be made on the next Distribution Date. The
     Depository shall then allocate such aggregate amount among its Depository
     Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Insured Retail Certificates from among those held in its accounts to receive mandatory distributions in reduction of the
     Certificate Principal Balance of any Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository
     Participant, as the case may be. Depository Participants and Indirect
     Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the
     Trustee of the amount of distributions in reduction of the Certificate
     Principal Balance of any Insured Certificates to be made on each
     Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the [Letter of Representations] dated the Business
     Day immediately preceding the Closing Date among the Company, the Trustee and the Depository.

          (c) Notwithstanding any provisions herein to the contrary, on each
     Distribution Date following the first Distribution Date on which any
     Realized Losses are allocated to any Insured Certificates, distributions in reduction of the Certificate Principal Balance of any Insured Certificates
     will be made pro rata among the Certificate Owners of any Insured
     Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 4.11 or mandatory distributions by Random Lot.

          In the event that Definitive Certificates representing any Insured
     Certificates are issued pursuant to Section 5.01, an amendment to this
     Agreement, which may be approved without the consent of any
     Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of any Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to any Insured Certificates, with the provisions of this Section 4.11.]

                                   ARTICLE V

                                THE CERTIFICATES

     Section 5.01 The Certificates.

     (a) (See Section 5.01(a) of the Standard Terms).

                                       50

     (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership
Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests.
All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such
Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee, the Master Servicer and the Company may for all purposes
(including the making of payments due on the respective Classes of Book-Entry
Certificates) deal with the Depository as the authorized representative of the
Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate
Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as
Depository and (B) the Company is unable to locate a qualified successor or (ii)
the Company notifies the Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the
Depository Participants holding beneficial interest in the Book-Entry
Certificates agree to initiate such termination, the Trustee shall notify all
Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners
requesting the same. Upon surrender to the Trustee of the Book-Entry
Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the Definitive Certificates.

     In addition, if an Event of Default has occurred and is continuing, each
Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage
Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the
Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate
Owner's interest in such Class of Certificates for an equivalent Percentage
Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange
(such instructions to contain information regarding the Class of Certificates and the

                                       51

Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal
Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and
(iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such
Class of Certificates by the amount of the Definitive Certificates.

     None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive
Certificates as Certificateholders hereunder.

     (c) (See Section 5.01(c) of the Standard Terms)

     Section 5.02 Registration of Transfer and Exchange of Certificates. (See
Section 5.02 of the Standard Terms)

     Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. (See
Section 5.03 of the Standard Terms)

     Section 5.04 Persons Deemed Owners. (See Section 5.04 of the Standard
Terms)

     Section 5.05 Appointment of Paying Agent. (See Section 5.05 of the Standard
Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (See Article VI of the Standard Terms)

                                   ARTICLE VII

                                     DEFAULT

                     (See Article VII of the Standard Terms)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                                       52

                    (See Article VIII of the Standard Terms)

                                   ARTICLE IX

                                   TERMINATION

     Section 9.01 Optional Purchase by the Master Servicer of All Certificates;
Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage
Loans.

     (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

          (i) the later of the final payment or other liquidation (or any
     Advance with respect thereto) of the last Mortgage Loan remaining in the
     Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (ii) the purchase by the Master Servicer of all Mortgage Loans and all
     property acquired in respect of any Mortgage Loan remaining in the Trust
     Fund at a price equal to 100% of the unpaid principal balance of each
     Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance on the day of repurchase plus accrued interest thereon at the Mortgage Rate (or Modified
     Mortgage Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond (i) the Maturity Date or (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master
     Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the
     Master Servicer shall also include any amounts owed by the Master Servicer pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xii) of such Section that remain unpaid on the date of such purchase.

     The right of the Master Servicer to purchase all the assets of the Trust
Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal
Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be entitled to reimbursement

                                       53

for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans pursuant to Section 3.10. In addition, the Master
Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

     In addition to the foregoing, on any Distribution Date on which the Pool
Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut off Date Principal
Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual
Period and any previously unpaid Accrued Certificate Interest.

     (b) (See Section 9.01(b) - (f) of the Standard Terms)

     Section 9.02 Additional Termination Requirements. (See Section 9.02 of the
Standard Terms)

     Section 9.03 Termination of Multiple REMICs. (See Section 9.03 of the
Standard Terms)

                                    ARTICLE X

                                REMIC PROVISIONS

     Section 10.01 REMIC Administration. (See Section 10.01 of the Standard
Terms)

     Section 10.02 Master Servicer; REMIC Administrator and Trustee
Indemnification. (See Section 10.02 of the Standard Terms)

     Section 10.03 Designation of REMIC[s]. The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage
Loans but excluding the Initial Monthly Payment Fund) described in the definition of Trust Fund, and subject to this Agreement, as a REMIC [("REMIC I")
and will make and election to treat the pool of assets comprised of the
Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II")] for federal income tax purposes.

     [The Uncertificated REMIC I Regular Interests] [Class _ Certificates] will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC
Provisions (as defined herein) under the federal income tax law.]

     The [Class CB-1, Class CB-2, Class NB-1, Class NB-2, Class NB-3, Class
NB-4, Class NB-5, Class NB-6, Class NB-7, Class NB-8, Class NB-9,] [Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8,]
Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
Certificates and the [Uncertificated REMIC II Regular

                                       54

Interests] [Uncertificated Class A-V REMIC Regular Interests], the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in [REMIC II] [the REMIC], and the Class [R-II] [R] Certificates will be the sole class of "residual interests" therein for purposes of the REMIC
Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section
5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC
Regular Interest or Interests specified by the initial Holder of the Class A-V
Certificates pursuant to said Section.]

     Section 10.04 Distributions on the Uncertificated REMIC [I and REMIC II]
Regular Interests. (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC [I] Regular
Interests, the [Uncertificated Accrued Interest on the Uncertificated REMIC
Regular Interests for such Distribution Date, plus any Uncertificated Accrued
Interest thereon remaining unpaid from any previous Distribution Date]
[Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

          (i) Uncertificated Accrued Interest on the Uncertificated REMIC I
     Regular Interests for such Distribution Date, plus any Uncertificated
     Accrued Interest thereon remaining unpaid from any previous Distribution
     Date; and

          (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I
     Certificates) under Section 4.02(a), as allocated thereto pursuant to
     Section 4.02(b).

     (b) The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest V, (ii)
Uncertificated REMIC I Regular Interest W, (iii) Uncertificated REMIC I Regular
Interest X and (iv) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

     (c) The portion of the Uncertificated REMIC I Regular Interest Distribution
Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II
Certificates relative to that assigned to the REMIC I Certificates under Section
4.02(b).]

     (d) In determining from time to time the Uncertificated REMIC [I] Regular
Interest Distribution Amounts [and Uncertificated REMIC II Regular Interest
Distribution Amounts]:

          (i) Realized Losses allocated to the Class A-V Certificates under
     Section 4.05 shall be deemed allocated to the REMIC [II] Uncertificated
     Regular Interests pro rata according to the respective amounts of
     Uncertificated Accrued Interest that would have accrued on such
     Uncertificated REMIC Regular [II] Interests for the Distribution Date for
     which such allocation is being made in the absence of such allocation;

                                       55

          (ii) [Realized Losses allocated to the Class NB-_ Certificates under
     Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular
     Interest V;]

          (iii) [Realized Losses allocated to the Class NB-_ Certificates under
     Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular
     Interest W;]

          (iv) [Realized Losses allocated to the Class A-P Certificates under
     Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular
     Interest X;]

          (v) [Realized Losses allocated to the [Class CB-1, Class CB-2, Class
     NB-1, Class NB-2, Class NB-3, Class NB-4, Class NB-5,] Class M-1, Class
     M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates
     under Section 4.05 shall be deemed allocated to Uncertificated REMIC I
     Regular Interest Y; and]

          (vi) [Realized Losses allocated to the Uncertificated REMIC II Regular
     Interests under clause (I), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.]

     (e) On each Distribution Date the Trustee shall be deemed to distribute from [the Trust Fund] [REMIC II], in the priority set forth in Sections 4.02(a)
and (b), [to the Class A-V Certificates] [to the Holders of each Class of
Certificates (other than the Class R-I Certificates)] the amounts distributable thereon from the Uncertificated REMIC [I] Regular Interest Distribution Amounts
deemed to have been received [by REMIC II from REMIC I] [from the Trust Fund]
under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall [equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests] [be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in
accordance with their respective Uncertificated REMIC II Regular Interest
Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.]

     (f) Notwithstanding the deemed distributions on the Uncertificated REMIC
[I] Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

     Section 10.05 Compliance with Withholding Requirements. Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for such withholding. In the event the
Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any
Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such
Certificateholder pursuant to the terms of such requirements.

                                       56

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment. (See Section 11.01 of the Standard Terms)

     Section 11.02 Recordation of Agreement. Counterparts. (See Section 11.02 of
the Standard Terms)

     Section 11.03 Limitation on Rights of Certificateholders. (See Section
11.03 of the Standard Terms)

     Section 11.04 Governing Laws. (See Section 11.04 of the Standard Terms)

     Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master
Servicer, the Trustee and the Company, as applicable:

     Recipient:         Company
                        8400 Normandale Lake Boulevard
                        Suite 250
                        Minneapolis, Minnesota  55437
                        Attention:  President

     Master Servicer    2255 N. Ontario Street, Suite 400
                        Burbank, California  91504-2130
                        Attention: Managing Director/Master Servicing

     Trustee            Corporate Trust Office

                        The Trustee designates its offices located at [_______],
                        for the purposes of Section 8.12 of the Standard Terms

     Standard & Poor's  55 Water Street
                        New York, New York 10041

     Fitch, Inc.        One State Street Plaza
                        New York, New York 10004

     Moody's            99 Church Street
                        New York, New York 10004

     Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                                       57

     Section 11.06 Required Notices to Rating Agency and Subservicer.

     The Company, the Master Servicer or the Trustee, as applicable, shall (i)
notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or
(ii) provide a copy to each Rating Agency and Subservicer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

     (a) a material change or amendment to this Agreement,

     (b) the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or
Trustee or a change in the majority ownership of the Trustee,

     (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of
Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and
3.19,

     (g) a change in the location of the Custodial Account or the Certificate
Account,

     (h) the occurrence of any monthly cash flow shortfall to the Holders of any
Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

     (i) the occurrence of the Final Distribution Date, and

     (j) the repurchase of or substitution for any Mortgage Loan,

     provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

     Section 11.07 Severability of Provisions. (See Section 11.07 of the
Standard Terms)

     Section 11.08 Supplemental Provisions for Resecuritization. (See Section
11.08 of the Standard Terms)

     Section 11.09 Allocation of Voting Rights. [98.0]% of all of the Voting
Rights shall be allocated among Holders of Certificates, other than the Interest
Only Certificates and Class R Certificates, in proportion to the outstanding
Certificate Principal Balances of their respective Certificates; [1]% of all
Voting Rights shall be allocated among the Holders of the Class A-V

                                       58

Certificates in accordance with their respective Percentage Interests, and [1]%
of all Voting Rights shall be allocated among the Holders of the Class R
Certificates in accordance with their respective Percentage Interests.]

     Section 11.10 No Petition. The Company, Master Servicer and the Trustee, by
entering into this Agreement, and each Certificateholder, by accepting a
Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the
Certificates or this Agreement.

                                   ARTICLE XII

                          COMPLIANCE WITH REGULATION AB

                     (See Article XII of the Standard Terms)

                                  ARTICLE XIII

                           [CERTAIN MATTERS REGARDING
                             THE CERTIFICATE INSURER

     Section 13.01 Rights of the Certificate Insurer To Exercise Rights of
Insured Certificateholders. By accepting its Certificate, each Insured
Certificateholder agrees that unless a Certificate Insurer Default exists, the
Certificate Insurer shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this
Agreement without any further consent of the Insured Certificateholders.

     Section 13.02 Claims Upon the Certificate Policy; Certificate Insurance
Account. (a) If, on the Business Day next succeeding the Determination Date, the
Master Servicer determines that (i) the funds that will be on deposit in the
Certificate Account on the related Certificate Account Deposit Date, to the extent distributable to any Insured Certificateholders pursuant to Section
4.02(a)(i), together with any Reserve Fund Withdrawal for the related
Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of any
Insured Certificates at the related Pass-Through Rate (net of (a) any Prepayment
Interest Shortfalls allocated to the Insured Certificates but only to the extent covered by the Master Servicer and (b) any interest shortfalls relating to the
Soldiers' and Sailors' Relief Act of 1940, as amended) on such Distribution
Date, (ii) the principal portion of any Realized Loss is allocated to any
Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section
5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of any Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New
York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the
Certificate Policy and stating the amount to be drawn and stating the Guaranteed
Distribution Amount for each Class of Insured Certificates, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in

                                       59

writing in the form set forth as Exhibit A to the endorsement of the Certificate
Policy, to the Certificate Insurer and the Fiscal Agent (as defined in the
Certificate Policy), if any, at or before 12:00 noon, New York City time, on the
Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by the Certificate Insurer pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify the Certificate Insurer and withdraw the notice or reduce the amount claimed, as appropriate.

     (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of any Insured Certificates and the Certificate
Insurer referred to herein as the "Certificate Insurance Account" over which the
Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Certificate Policy in the Certificate
Insurance Account and distribute such amount only for purposes of payment to
Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to
Holders of Certificates in accordance with Section 4.02, Section 5.06(c) or
Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the
Insured Certificates to be paid from funds transferred from the Certificate
Insurance Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section
4.03. Funds held in the Certificate Insurance Account shall not be invested by the Master Servicer.

     On any Distribution Date with respect to which a claim has been made under the Certificate Policy, the amount of any funds received by the Trustee as a result of any claim under the Certificate Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the Certificate Insurance Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section
4.02(a)(i), directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the Certificate Insurance
Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the
Certificate Insurer, by the end of such Business Day.

     (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the Certificate Insurance Account in respect of any Certificate from moneys received under the Certificate Policy. The
Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Days' prior notice to the
Trustee.

     Section 13.03 Effect of Payments by the Certificate Insurer; Subrogation.
(a) Anything herein to the contrary notwithstanding, for purposes of this
Section 13.03, any payment with respect to principal of or interest on any
Insured Certificates which is made with monies received pursuant to the terms of the Certificate Policy shall not be considered payment of any Insured

                                       60

Certificates from the Trust Fund. The Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of the Certificate
Insurer, the Master Servicer, the Trustee or the Certificate Registrar, to the
extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Insured Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that the Certificate Insurer shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

     (b) The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

     Section 13.04 Notices and Information to the Certificate Insurer. (a) All
notices, statements, reports, certificates or opinions required by this
Agreement to be sent to any other party hereto or to the Certificateholders shall also be sent to the Certificate Insurer.

     (b) The Master Servicer shall designate a Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans.

     Section 13.05 Trustee to Hold Certificate Policy. The Trustee will hold the
Certificate Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Neither the Certificate Policy, nor the amounts paid on the Certificate Policy will constitute part of the Trust Fund or assets of any REMIC created by this
Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the
Certificate Policy. The Trustee shall surrender the Certificate Policy to the
Certificate Insurer for cancellation upon the expiration of the term of the
Certificate Policy as provided in the Certificate Policy following the retirement of any Insured Certificates. To the extent that the Certificate
Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Certificate Insurer and (3) for federal income tax purposes, any amounts transferred by any REMIC to the Certificate Insurer will be treated as amounts distributed by any REMIC to the Certificate Insurer all within the meaning of
Section 1.860G-2(h) of the Treasury regulations.]

                                       61

     IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
[Seal]

                                 By:
                                     -------------------------------------------
                                     Name: [__________]
                                     Title:   Vice President
Attest:
         ---------------------
         Name:  [__________]
         Title: Vice President
                                 RESIDENTIAL FUNDING CORPORATION
[Seal]

                                 By:
                                     -------------------------------------------
                                     Name: [__________]
                                     Title:   Director
Attest:
         ---------------------
         Name:  [__________]
         Title: Director
                                 [_______________________________],
                                        as Trustee
[Seal]

                                 By:
                                     -------------------------------------------
                                     Name: [__________]
                                     Title:   [__________]
Attest:
         ---------------------
         Name:  [__________]
         Title: [__________]

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

     On the [__] day of [__________], 200[__] before me, a notary public in and for said State, personally appeared [__________], known to me to be a Vice
President of Residential Funding Mortgage Securities I, Inc., one of the
corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 -------------------------------
                                                 Notary Public

[Notarial Seal]

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

     On the [__] day of [__________], 200[__] before me, a notary public in and for said State, personally appeared [__________], known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 -------------------------------
                                                 Notary Public
[Notarial Seal]

STATE OF [__________]      )
                           ) ss.:
COUNTY OF [__________]     )

         On the [__] day of [__________], 200[__] before me, a notary public in and for said State, personally appeared [__________], known to me to be a[n]
[__________] of [__________], the [__________] that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 -------------------------------
                                                 Notary Public
[Notarial Seal]

                                                                     EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

                                                                     EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                                                                   EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                     MONTHLY DISTRIBUTION DATE STATEMENT(1)

     (i) the applicable Record Date, Determination Date and Distribution Date;

     (ii) the aggregate amount of payments received with respect to the Mortgage
Loans, including prepayment amounts;

     (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

     (iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

     (v) (a) the amount of such distribution to the Certificateholders of such
Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

     (vi) the amount of such distribution to Holders of such Class of
Certificates allocable to interest;

     (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

     (viii) the aggregate Certificate Principal Balance of each Class of
Certificates and [the Senior Percentage] [each of the related Class CB and Class
NB Percentages and Subordinate Class Percentage], before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

     (ix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

     (x) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

     (xi) if applicable, the Special Hazard Amount, Fraud Loss Amount and
Bankruptcy Amount at the opening of business and as of the close of business on the applicable Distribution Date and a description of any change in the calculation of those amounts;

     (xii) the percentage of the outstanding principal balances of the Senior
Certificates after giving effect to the distributions on that Distribution Date;

-----------------
(1)  The monthly Distribution Date statement shall be available each month via the Trustee's website, which is presently located at [www.____________]. A
     Holder that requests a paper copy by calling the Trustee at
     [(___)_____________] is entitled to have a paper copy mailed to it via first class mail.

     (xiii) the number and Pool Stated Principal Balance of the Mortgage Loans
after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the preceding Due
Period;

     (xiv) on the basis of the most recent reports furnished to it by
Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

     (xv) the aggregate amount of Realized Losses for such Distribution Date;

     (xvi) the amount, terms and general purpose of any Advance by the Master
Servicer pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the preceding Due Period;

     (xvii) any material modifications, extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

     (xviii) any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

     (xix) [the Guaranteed Distribution for such Distribution Date, and the respective portions thereof allocable to principal and interest for the Insured
Certificates;]

     (xx) [the amount of any Certificate Insurance Payment made on such
Distribution Date, the amount of any reimbursement payment made to Certificate
Insurer on such Distribution Date pursuant to Section [4.02(a)(xvi)] and the amount of Cumulative Insurance Payments after giving effect to any such
Certificate Insurance Payment or any such reimbursement payment to the
Certificate Insurer;]

     (xxi) the related Subordinate Principal Distribution Amount and Prepayment
Distribution Percentage, if applicable;

     (xxii) the number, aggregate principal balance and book value of any REO
Properties;

     (xxiii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

     (xxiv) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each
Subclass, if any, thereof;

     (xxv) [the Pass-Through Rates on the [Floater Certificates] [and Inverse
Floater Certificates] for such Distribution Date, separately identifying LIBOR for such Distribution Date;]

     (xxvi) the Notional Amount with respect to each class of Interest Only
Certificates and each Subclass Notional Amount;

                                       2

     (xxvii) the occurrence of the Credit Support Depletion Date [and the
Accretion Termination Date];

     (xxviii) the related Senior Accelerated Distribution Percentage applicable to such distribution;

     (xxix) the related Senior Percentage for such Distribution Date;

     (xxx) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the
Trustee pursuant to Section 2.04;

     (xxxi) [the amount of any payment made from the Reserve Fund on such
Distribution Date and the balance of the Reserve Fund after giving effect to such amounts.]

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

[include website information]

                                       3

                                                                    EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                    AGREEMENT DATED AS OF [_____] 1, 200[__]

                                                      [EXHIBIT [_______________]

                     SCHEDULE OF PLANNED PRINCIPAL BALANCES]

                                                      [EXHIBIT [_______________]

                    SCHEDULE OF TARGETED PRINCIPAL BALANCES]